Exhibit 10.2

AMENDED AND RESTATED STANDSTILL AGREEMENT

This AMENDED AND RESTATED STANDSTILL AGREEMENT (this “Standstill Agreement”) is entered into as of May 31, 2022, by and between Li-Cycle Holdings Corp., a company incorporated under the laws of the Province of Ontario, Canada (the “Company”), Glencore Ltd., a company organized and existing under the laws of Switzerland (“Glencore”) and Glencore plc, a company organized under the laws of Jersey (“Glencore Parent” and together with Glencore, the “Glencore Parties”).

WHEREAS, Glencore and the Company previously entered into that certain Standstill Agreement, dated March 2, 2022 (the “Original Standstill Agreement”).

WHEREAS, concurrently with the execution and delivery of this Standstill Agreement, the Company is entering into a Note Purchase Agreement with Glencore (the “Note Purchase Agreement”), pursuant to which Glencore shall purchase from the Company a convertible note (the “Note”) in the aggregate principal amount of $200,000,000 (such transaction and the other transactions to be consummated pursuant to the Note Purchase Agreement (including the Commercial Agreements contemplated thereby), the “Transactions”); and

WHEREAS, in consideration of, and as a condition to, the issuance of the Note and the rights granted to Glencore under the Note Purchase Agreement, the Company and the Glencore Parties desire to amend and restate the Original Standstill Agreement in its entirety by entering into this Standstill Agreement on the term set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as set forth below.

Defined terms used but not defined herein shall have the meaning ascribed to them in the Note Purchase Agreement.

1.	Standstill.

Each of the Glencore Parties hereby agrees that, until the fifth anniversary of the date hereof (such period, the “Standstill Period”), unless specifically invited in writing by the board of directors or other authorized representatives who have been designated in writing by the Company (and only to the extent set forth in such invitation), neither Glencore Party shall, and each shall cause any other Person that controls, is controlled by or is under common control with the Glencore Party (“Affiliates”) and its representatives (in the case of such representatives, acting on behalf, or at the direction, of such Glencore Party or its Affiliates) to not, in any manner, directly or indirectly:

(a)

effect or seek, offer or propose (whether publicly or otherwise) to effect, or participate in, facilitate or knowingly encourage (including, without limitation, through the provision of financing) any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in:

(i)	any acquisition of any voting securities (or beneficial ownership thereof), or rights or options to acquire any voting securities (or beneficial ownership thereof), of the Company or its subsidiaries;

(ii)

any acquisition of any material assets, indebtedness or businesses of the Company or its subsidiaries (other than (i) any acquisition of commodities or other products of the Company in the ordinary course of business or (ii) trade credit extended to the Company in the ordinary course of business);

(iii)

any tender offer or exchange offer, merger or other business combination involving the Company, or any of the subsidiaries or assets of the Company or its subsidiaries constituting a material portion of the consolidated assets of the Company and its subsidiaries;

(iv)	any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its subsidiaries; or

(v)

any “solicitation” of “proxies” (as such terms are used in the proxy rules of the Securities and Exchange Commission) or votes or any other attempt to influence votes from or by any holder of any voting securities of the Company in connection with any vote of the holders of any such securities;

(b)

form, join or in any way communicate or associate with other security-holders or participate in a “group” (as such term is defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), with respect to the Company or any voting securities of the Company;

(c)

otherwise act, alone or in concert with others, (i) to seek or obtain representation on or to control, change, advise or influence the management, board of directors or policies of the Company or any of its subsidiaries, or (ii) to propose any matter to be voted upon by the shareholders of the Company or that any meeting of the shareholders of the Company be called or held;

(d)	disclose or direct any person to disclose any intention, plan or arrangement inconsistent with the foregoing; or

(e)

advise, assist or encourage or direct any person (including serving as a financing source for any other person) to advise, assist or encourage any other persons in connection with any of the foregoing.

Each Glencore Party hereby represents and warrants that, as of the date hereof, neither such Glencore Party nor any of its Affiliates owns, beneficially or of record, any common shares or other securities of the Company.

Each Glencore Party hereby agrees that neither it nor its Affiliates or its or their representatives (in the case of such representatives, acting on behalf, or at the direction, of such Glencore Party or its Affiliates will in any manner, directly or indirectly, request the Company or any of its representatives to, directly or indirectly, amend or waive any provision of this Section 1 (including this sentence) if the making of such request would require the Company or either of the Glencore Parties to make a public disclosure regarding such request under applicable laws, provided that nothing in this paragraph will obligate the Company to agree to such amendment or waiver.

Notwithstanding the foregoing, (x) none of (i) the purchase by Glencore of the Note, (ii) the partial or full conversion of the Note by Glencore, or (iii) the exercise of any warrants received by Glencore in connection with the redemption of the Note, shall violate or breach or result in a violation or breach of any terms or conditions of this Standstill Agreement, (y) the Glencore Parties shall be permitted to acquire additional voting securities (or beneficial ownership thereof), or rights to acquire voting securities (or beneficial ownership thereof), of the Company pursuant to this clause (y) so long as the aggregate beneficial ownership of voting securities or rights to acquire voting securities of the Company acquired pursuant to this clause (y) (on an as-converted, as-exercised basis) does not exceed 5.0% of the then-outstanding voting securities of the Company; and (z) the Glencore Parties may initiate and engage in private, nonpublic discussions with, and submit confidential proposals to, the board of directors of the Company or other authorized representatives who have been designated in writing by the Company, in each case with respect to a potential transaction or any other matter described in this Section 1; provided, in the case of this clause (z), that any such proposal (i) shall be conditioned on the written approval of the board of directors of the Company and (ii) shall not reasonably require any public disclosure.

The provisions of this Section 1 will be of no further force and effect in the event:

i.

any person or group shall have acquired or entered into a definitive agreement with the Company to acquire more than 50% of the outstanding voting equity securities of the Company or assets of the Company representing more than 50% of its consolidated earning power;

ii.

the Company or its board of directors enters into, agrees to enter into, gives notice of a meeting of its securityholders to consider, publicly indicates its support of, or announces an intention to proceed with any amalgamation, arrangement, merger, takeover bid or any other similar business combination or transaction involving the Company and another party or any other transaction relating to the acquisition of at least a majority of the securities or assets of the Company; or

iii.

any third party (A) concurrently (x) “commences a tender offer” (within the meaning of Rule 14d-2 under the Exchange Act) or exchange offer for more than 50% of the outstanding voting securities of the Company and (y) makes a “takeover bid” (within the meaning of National Instrument 62-104 — Take-Over Bids and Issuer Bids (“NI 62-104”)) for such number of the outstanding voting securities of the Company which constitute more than 50% of the votes attaching to all outstanding voting securities of the Company that is not exempt from Part 2 of NI 62-104, and (B) within 15 Business Days thereafter, the Company’s board of directors does not recommend that its shareholders reject such offer and take-over bid.

2.

Termination. This Standstill Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier of (a) the end of the Standstill Period, and (b) the occurrence of any of the circumstances contemplated by the last paragraph of Section 1 hereof; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover out-of-pocket losses, liabilities or damages arising from such breach.

3.	Representations and Warranties.

Each party represents and warrants to the other parties as follows:

(a)	Organization. Such party is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(b)

Authorization: Validity; Enforcement. Such party has the requisite power and authority to execute and deliver this Standstill Agreement. The execution, delivery and performance by such party of this Standstill Agreement have been duly authorized by all necessary action on behalf of such party. No other proceedings on the part of such party are necessary to authorize the execution, delivery and performance by such party of this Standstill Agreement. This Standstill Agreement has been duly and validly executed and delivered by such party. Assuming this Standstill Agreement has been duly and validly authorized, executed and delivered on behalf of the other parties hereto, this Standstill Agreement is a valid and binding obligation of such party, enforceable against such party in accordance with its terms.

(c)

No Conflicts. The execution and delivery by such party of this Standstill Agreement, and the performance by such party of its obligations under this Standstill Agreement, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of such party pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which such party is a party or by which such party is bound or to which any of the property or assets of such party is subject, which would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such party to perform its obligations hereunder; or (ii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over such party or any of its properties that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such party to perform its obligations hereunder.

(d)

Consents and Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, or exemption or review by any governmental entity is required on the part of such party in connection with the execution, delivery and performance by such party of this Standstill Agreement, except for any consent, approval, order, authorization, registration, declaration, filing, exemption or review, the failure of which to be obtained or made, individually or in the aggregate, would not reasonably be expected to adversely affect or delay the consummation of the transactions contemplated by this Standstill Agreement.

(e)

Accuracy of Representations. Such party understands that the other parties hereto are relying and will rely upon the truth and accuracy of the foregoing representations, warranties, acknowledgments and agreements in connection with the transactions contemplated by this Standstill Agreement.

4.	Miscellaneous.

(a)

Each of the Glencore Parties acknowledges that the Company will rely on the acknowledgments, understandings and agreements contained in this Standstill Agreement. For the avoidance of doubt and notwithstanding any provision to the contrary in this Standstill Agreement, no party hereto shall have any obligation to enter into any further discussions, negotiations or agreements with respect to the subject matter hereof or any other potential transaction, to make diligence materials available or to negotiate in good faith or at all, and either Glencore (on behalf of the Glencore Parties) or the Company may at any time determine to terminate any such discussions or negotiations or the furnishing of diligence materials, for any reason or no reason at all.

(b)

Notwithstanding anything to the contrary in this Standstill Agreement, this Standstill Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise), by any party without the prior express written consent of the other parties hereto.

(c)	All the agreements made by each party hereto in this Standstill Agreement shall survive the Closing and the purchase of the Note.

(d)

This Standstill Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought. It is understood and agreed that no failure or delay by the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

(e)

This Standstill Agreement, the Note Purchase Agreement, the Note, the Commercial Agreements and the Mutual Nondisclosure Agreement, dated March 1, 2022, by and between the Company and Glencore constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between or among the parties, with respect to the subject matter hereof, including the Original Standstill Agreement.

(f)

Except as otherwise provided herein, this Standstill Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(g)

If any provision of this Standstill Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Standstill Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(h)	Each party shall pay all of its own costs and expenses in connection with this Standstill Agreement and the transactions contemplated hereby.

(i)

Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed, sent by overnight mail via an internationally recognized carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) five (5) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

if to Glencore:

Glencore Ltd.

330 Madison Avenue

New York, NY 10017

Attention: Andy Smith

Email: Andy.Smith@glencore-us.com

with a required copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention:    David Avery-Gee

Eoghan P. Keenan

Email:         David.Avery-Gee@weil.com

eoghan.keenan@weil.com

if to Glencore Parent:

Glencore plc

Baarermattstrasse 3, CH-6340

Baar, Switzerland

Attention:    General Counsel

Email:          general.counsel@glencore.com

with a required copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention:    David Avery-Gee

Eoghan P. Keenan

Email:         David.Avery-Gee@weil.com

eoghan.keenan@weil.com

if to the Company, to:

Li-Cycle Holdings Corp.

207 Queen’s Quay West

Suite 590

Toronto, Ontario M5J 1A7

Attention:     Carl DeLuca

Email:          Carl.DeLuca@li-cycle.com

with a required copy (which shall not constitute notice) to:

Freshfields Bruckhaus Deringer US LLP

601 Lexington Avenue, 31st Floor

New York, NY 10022

Attention:    Paul M. Tiger

Andrea Merediz Basham

Email:         paul.tiger@freshfields.com

andrea.basham@freshfields.com

(j)

This Standstill Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Standstill Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Standstill Agreement, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflicts of law principles that would require the application of any other law.

THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK WITH RESPECT TO THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS STANDSTILL AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS STANDSTILL AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 4(j) OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS STANDSTILL AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS STANDSTILL AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS STANDSTILL AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS STANDSTILL AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 4(j).

(k)

Each of the Glencore Parties hereby agrees that the Company would be irreparably injured by a breach of this Standstill Agreement by such Glencore Party, its Affiliates or representatives and that money damages are an inadequate remedy for an actual or threatened breach of this Standstill Agreement because of the difficulty of ascertaining the amount of damage that will be suffered by the Company in the event that this Standstill Agreement is breached. Therefore, each of the Glencore Parties agrees to the granting of specific performance of this Standstill Agreement and injunctive or other equitable relief in favor of the Company as a remedy for any such breach by such

Glencore Party, its Affiliates or representatives, without proof of actual damages. Each of the Glencore Parties further agrees to waive any requirement for the securing or posting of any bond in connection with any such remedy. Such remedy shall not be deemed to be the exclusive remedy for either of the Glencore Parties’ or their respective Affiliates or representatives’ breach of this Standstill Agreement but shall be in addition to all other remedies available at law or in equity to the Company. Each of the Glencore Parties also agrees to reimburse the Company for all costs and expenses, including without limitation reasonable attorneys’ fees, incurred by the Company (as applicable) in enforcing such Glencore Party’s obligations hereunder.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the Company, Glencore and Glencore Parent has executed or caused this Standstill Agreement to be executed by its duly authorized representative as of the date set forth above.

LI-CYCLE HOLDINGS CORP.

By:	/s/ Ajay Kochhar
Name: Ajay Kochhar Title: Chief Executive Officer

[Signature Page to A&R Standstill Agreement]

GLENCORE: GLENCORE LTD.

By:	/s/ Cheryl Ann Driscoll
Name: Cheryl Ann Driscoll Title: Secretary

GLENCORE PARENT: GLENCORE PLC

By:	/s/ John Burton
Name: John Burton Title: Company Secretary

[Signature Page to A&R Standstill Agreement]